Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000
ROBERT HALF REPORTS SECOND-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., July 25, 2017 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the second quarter ended June 30, 2017.
For the quarter ended June 30, 2017, net income was $80 million, or $.64 per share, on revenues of $1.31 billion. Net income for the prior year’s second quarter was $92 million, or $.71 per share, on revenues of $1.34 billion.
For the six months ended June 30, 2017, net income was $159 million, or $1.26 per share, on revenues of $2.60 billion. For the six months ended June 30, 2016, net income was $175 million, or $1.35 per share, on revenues of $2.65 billion.
“Second-quarter revenues for the company were strongest internationally, but we also were pleased with the quarter-over-quarter, sequential performance of our domestic staffing operations,” said Harold M. Messmer, Jr., chairman and CEO of Robert Half. “Every U.S. staffing line of business reported higher sequential revenue growth this year than the same period a year ago.”
Messmer added that the company’s return on invested capital in the second quarter was 29 percent.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 11:59 p.m. EDT on August 25. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 47079505. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.

Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.
These risks and uncertainties include, but are not limited to, the following: the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(Unaudited)		(Unaudited)

Net service revenues	$1,308,428	$1,344,160	$2,595,798	$2,646,785
Direct costs of services	769,990	787,167	1,531,532	1,557,820

Gross margin	538,438	556,993	1,064,266	1,088,965

Selling, general and administrative expenses	407,721	407,496	807,970	805,570
Amortization of intangible assets	365	314	666	602
Interest income, net	(355)	(231)	(578)	(412)

Income before income taxes	130,707	149,414	256,208	283,205
Provision for income taxes	50,391	57,798	97,371	108,173

Net income	$80,316	$91,616	$158,837	$175,032

Diluted net income per share	$.64	$.71	$1.26	$1.35

Shares:
Basic	124,617	128,586	125,074	128,933
Diluted	125,104	129,329	125,758	129,733

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended June 30,				Six Months Ended June 30,
	2017		2016		2017		2016
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$439,734	33.5%	$460,242	34.2%	$876,273	33.8%	$908,780	34.3%
OfficeTeam	244,369	18.7%	246,391	18.3%	480,548	18.5%	487,111	18.4%
Robert Half Technology	157,832	12.1%	168,605	12.6%	315,271	12.1%	332,878	12.6%
Robert Half Management Resources	156,361	12.0%	156,845	11.7%	313,810	12.1%	312,479	11.8%
Robert Half Finance & Accounting	112,653	8.6%	113,439	8.4%	216,286	8.3%	219,728	8.3%
Protiviti	197,479	15.1%	198,638	14.8%	393,610	15.2%	385,809	14.6%
Total	$1,308,428	100.0%	$1,344,160	100.0%	$2,595,798	100.0%	$2,646,785	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$373,333	37.4%	$387,955	37.6%	$742,697	37.4%	$762,543	37.4%
Permanent placement staffing	112,440	99.8%	113,228	99.8%	215,871	99.8%	219,367	99.8%
Risk consulting and internal audit services	52,665	26.7%	55,810	28.1%	105,698	26.9%	107,055	27.7%
Total	$538,438	41.2%	$556,993	41.4%	$1,064,266	41.0%	$1,088,965	41.1%

OPERATING INCOME:
Temporary and consultant staffing	$93,088	9.3%	$107,133	10.4%	$183,459	9.2%	$205,016	10.0%
Permanent placement staffing	21,046	18.7%	24,576	21.7%	39,348	18.2%	46,078	21.0%
Risk consulting and internal audit services	16,583	8.4%	17,788	9.0%	33,489	8.5%	32,301	8.4%
Total	$130,717	10.0%	$149,497	11.1%	$256,296	9.9%	$283,395	10.7%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$365		$314		$666		$602
Depreciation expense	$15,946		$15,587		$31,845		$30,710
Capital expenditures	$10,851		$24,930		$21,186		$43,740
Open market repurchases of common stock (shares)	1,017		1,012		2,137		1,694

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	June 30,
	2017	2016
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$297,798	$238,714
Accounts receivable, less allowances	$708,493	$732,193
Total assets	$1,836,138	$1,750,358
Current liabilities	$719,443	$668,179
Notes payable and other indebtedness, less current portion	$750	$925
Total stockholders’ equity	$1,104,384	$1,069,508

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on a same-day, constant-currency basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2016				2017		2016				2017
	Q1	Q2	Q3	Q4	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2
Global
Accountemps	8.4	7.1	4.2	-3.0	-2.7	-4.5	8.3	6.5	4.9	-0.8	-3.3	-2.8
OfficeTeam	4.2	1.8	-1.5	-4.7	-1.9	-0.8	3.7	0.6	-1.3	-3.0	-2.6	0.8
RH Technology	6.8	1.8	-1.6	-4.9	-4.2	-6.4	6.2	0.9	-1.4	-3.4	-5.2	-5.1
RH Management Resources	7.5	10.2	3.1	-3.7	1.2	-0.3	7.7	9.4	3.7	-1.3	0.8	1.9
Temporary and consultant staffing	7.0	5.4	1.6	-3.8	-2.1	-3.3	6.7	4.5	2.1	-1.8	-2.8	-1.6
Permanent placement staffing	8.0	2.6	-5.1	-7.1	-2.5	-0.7	8.6	2.1	-4.5	-4.9	-3.1	1.4
Total staffing	7.1	5.1	1.0	-4.1	-2.2	-3.0	6.9	4.3	1.5	-2.1	-2.8	-1.3
Protiviti	14.4	9.2	7.4	3.2	4.8	-0.6	13.7	8.3	7.8	5.3	4.2	1.1
Total	8.1	5.7	2.0	-3.0	-1.2	-2.7	7.8	4.9	2.4	-1.0	-1.8	-0.9

United States
Temporary and consultant staffing	8.5	4.6	0.4	-4.9	-4.4	-4.5	7.3	3.5	0.6	-3.5	-5.6	-3.5
Permanent placement staffing	12.9	3.8	-5.2	-9.4	-6.4	-2.6	11.6	2.7	-5.0	-8.1	-7.6	-1.6
Total staffing	8.9	4.5	-0.1	-5.3	-4.6	-4.3	7.6	3.4	0.1	-3.9	-5.8	-3.4
Protiviti	16.2	7.6	6.1	3.7	4.8	0.6	14.9	6.5	6.3	5.3	3.6	1.6
Total	9.9	5.0	0.9	-3.9	-3.2	-3.6	8.7	3.9	1.1	-2.4	-4.4	-2.6

International
Temporary and consultant staffing	0.5	8.6	7.0	0.8	8.1	1.7	4.5	8.9	8.8	5.3	9.4	6.4
Permanent placement staffing	-2.8	-0.3	-4.9	-1.3	7.6	4.0	2.0	0.8	-3.4	2.9	8.4	8.7
Total staffing	0.0	7.2	5.3	0.5	8.0	2.1	4.1	7.7	7.0	5.0	9.3	6.7
Protiviti	5.4	17.3	15.2	0.7	4.5	-6.0	8.0	17.5	16.6	5.3	7.2	-1.1
Total	0.6	8.4	6.5	0.5	7.6	1.0	4.6	8.9	8.1	5.0	9.0	5.7
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “same billing days and constant currency” means that the impact of different billing days has been removed from the constant currency calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Accountemps
As Reported	8.4	7.1	4.2	-3.0	-2.7	-4.5
Billing Days Impact	-1.2	-1.1	0.2	1.4	-1.1	1.0
Currency Impact	1.1	0.5	0.5	0.8	0.5	0.7
Same Billing Days and Constant Currency	8.3	6.5	4.9	-0.8	-3.3	-2.8
OfficeTeam
As Reported	4.2	1.8	-1.5	-4.7	-1.9	-0.8
Billing Days Impact	-1.2	-1.1	0.2	1.4	-1.2	1.0
Currency Impact	0.7	-0.1	0.0	0.3	0.5	0.6
Same Billing Days and Constant Currency	3.7	0.6	-1.3	-3.0	-2.6	0.8
Robert Half Technology
As Reported	6.8	1.8	-1.6	-4.9	-4.2	-6.4
Billing Days Impact	-1.2	-1.1	0.2	1.4	-1.1	0.9
Currency Impact	0.6	0.2	0.0	0.1	0.1	0.4
Same Billing Days and Constant Currency	6.2	0.9	-1.4	-3.4	-5.2	-5.1
Robert Half Management Resources
As Reported	7.5	10.2	3.1	-3.7	1.2	-0.3
Billing Days Impact	-1.3	-1.2	0.2	1.5	-1.2	1.0
Currency Impact	1.5	0.4	0.4	0.9	0.8	1.2
Same Billing Days and Constant Currency	7.7	9.4	3.7	-1.3	0.8	1.9
Temporary and consultant staffing
As Reported	7.0	5.4	1.6	-3.8	-2.1	-3.3
Billing Days Impact	-1.3	-1.2	0.2	1.4	-1.2	1.0
Currency Impact	1.0	0.3	0.3	0.6	0.5	0.7
Same Billing Days and Constant Currency	6.7	4.5	2.1	-1.8	-2.8	-1.6
Permanent placement staffing
As Reported	8.0	2.6	-5.1	-7.1	-2.5	-0.7
Billing Days Impact	-1.2	-1.2	0.2	1.4	-1.2	1.1
Currency Impact	1.8	0.7	0.4	0.8	0.6	1.0
Same Billing Days and Constant Currency	8.6	2.1	-4.5	-4.9	-3.1	1.4
Total staffing
As Reported	7.1	5.1	1.0	-4.1	-2.2	-3.0
Billing Days Impact	-1.3	-1.1	0.2	1.4	-1.1	1.0
Currency Impact	1.1	0.3	0.3	0.6	0.5	0.7
Same Billing Days and Constant Currency	6.9	4.3	1.5	-2.1	-2.8	-1.3
Protiviti
As Reported	14.4	9.2	7.4	3.2	4.8	-0.6
Billing Days Impact	-1.4	-1.1	0.2	1.6	-1.2	1.0
Currency Impact	0.7	0.2	0.2	0.5	0.6	0.7
Same Billing Days and Constant Currency	13.7	8.3	7.8	5.3	4.2	1.1
Total
As Reported	8.1	5.7	2.0	-3.0	-1.2	-2.7
Billing Days Impact	-1.3	-1.1	0.1	1.4	-1.1	1.0
Currency Impact	1.0	0.3	0.3	0.6	0.5	0.7
Same Billing Days and Constant Currency	7.8	4.9	2.4	-1.0	-1.8	-0.9

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Temporary and consultant staffing
As Reported	8.5	4.6	0.4	-4.9	-4.4	-4.5
Billing Days Impact	-1.2	-1.1	0.2	1.4	-1.2	1.0
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	7.3	3.5	0.6	-3.5	-5.6	-3.5

Permanent placement staffing
As Reported	12.9	3.8	-5.2	-9.4	-6.4	-2.6
Billing Days Impact	-1.3	-1.1	0.2	1.3	-1.2	1.0
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	11.6	2.7	-5.0	-8.1	-7.6	-1.6

Total staffing
As Reported	8.9	4.5	-0.1	-5.3	-4.6	-4.3
Billing Days Impact	-1.3	-1.1	0.2	1.4	-1.2	0.9
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	7.6	3.4	0.1	-3.9	-5.8	-3.4

Protiviti
As Reported	16.2	7.6	6.1	3.7	4.8	0.6
Billing Days Impact	-1.3	-1.1	0.2	1.6	-1.2	1.0
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	14.9	6.5	6.3	5.3	3.6	1.6

Total
As Reported	9.9	5.0	0.9	-3.9	-3.2	-3.6
Billing Days Impact	-1.2	-1.1	0.2	1.5	-1.2	1.0
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	8.7	3.9	1.1	-2.4	-4.4	-2.6

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Temporary and consultant staffing
As Reported	0.5	8.6	7.0	0.8	8.1	1.7
Billing Days Impact	-1.2	-1.2	0.3	1.5	-1.4	1.1
Currency Impact	5.2	1.5	1.5	3.0	2.7	3.6
Same Billing Days and Constant Currency	4.5	8.9	8.8	5.3	9.4	6.4

Permanent placement staffing
As Reported	-2.8	-0.3	-4.9	-1.3	7.6	4.0
Billing Days Impact	-1.1	-1.1	0.2	1.4	-1.3	1.1
Currency Impact	5.9	2.2	1.3	2.8	2.1	3.6
Same Billing Days and Constant Currency	2.0	0.8	-3.4	2.9	8.4	8.7

Total staffing
As Reported	0.0	7.2	5.3	0.5	8.0	2.1
Billing Days Impact	-1.2	-1.1	0.2	1.6	-1.3	1.0
Currency Impact	5.3	1.6	1.5	2.9	2.6	3.6
Same Billing Days and Constant Currency	4.1	7.7	7.0	5.0	9.3	6.7

Protiviti
As Reported	5.4	17.3	15.2	0.7	4.5	-6.0
Billing Days Impact	-1.3	-1.3	0.3	1.5	-1.3	1.0
Currency Impact	3.9	1.5	1.1	3.1	4.0	3.9
Same Billing Days and Constant Currency	8.0	17.5	16.6	5.3	7.2	-1.1

Total
As Reported	0.6	8.4	6.5	0.5	7.6	1.0
Billing Days Impact	-1.1	-1.1	0.2	1.6	-1.4	1.1
Currency Impact	5.1	1.6	1.4	2.9	2.8	3.6
Same Billing Days and Constant Currency	4.6	8.9	8.1	5.0	9.0	5.7